                                                                      EXHIBIT 21

                    WOOLWORTH CORPORATION AND SUBSIDIARIES 1/
                                 April 15, 1997



                                                                     State or Other
Name                                                          Jurisdiction of Incorporation
----                                                          -----------------------------
Woolworth Corporation                                                         New York
         Foot Locker Asia, Inc.                                               Delaware
         Foot Locker Asia Limited                                             Hong Kong
         Foot Locker Australia, Inc.                                          Delaware
         Foot Locker Belgium N.V                                              Belgium
         Foot Locker Europe B.V.                                              Netherlands
         Foot Locker France S.A.                                              France
         Faust S.A.R.L.                                                       France
              Florentin Freres-Primaprix S.A.                                 France
              Les Nouveautes du Centre S.A.R.L.                               France
         Foot Locker Germany GmbH                                             Germany
         Foot Locker Italy S.r.l.                                             Italy
         Foot Locker Japan, Inc.                                              Delaware
         Foot Locker Netherlands B.V.                                         Netherlands
         Foot Locker Singapore Pte. Ltd.                                      Singapore
         Foot Locker Spain S.L.                                               Spain
         Foot Locker (Thailand) Co., Ltd.                                     Thailand
         Foot Locker U.K. Limited                                             U.K.
              Freedom Sportsline Limited                                        U.K.
         Kids Mart, Inc. 2/                                                   Florida
         Kids Mart Inc.                                                       Delaware
         Kinney New Zealand Limited                                           New Zealand
         Little Folk Shop Inc.                                                Delaware
         Northern Reflections Inc.                                            Delaware
         Randy River, Inc.                                                    Delaware

---------------------

1/ The name of each subsidiary company is indented under the name of its parent company and, unless otherwise noted in a footnote, each such subsidiary company is 100% owned by its parent. Directors' qualifying shares, if any, are deemed to be beneficially owned by a subsidiary's parent company. All subsidiaries wholly owned, directly or indirectly, by Woolworth Corporation are consolidated with Woolworth Corporation for accounting and financial reporting purposes.

                       [FOOTNOTES CONTINUED ON LAST PAGE]

[WOOLWORTH CORPORATION -- (CONT.)]
         The Richman Brothers Company                                         Ohio
              Custom Cut, Inc.                                                Delaware
         RX Place, Inc.                                                       Delaware
         The San Francisco Music Box Company                                  California
         Team Edition Apparel, Inc.                                           Florida
         F. W. Woolworth Co.                                                  New York
              Afterthoughts Boutiques, Inc.                                   Delaware
              Barclay Park and Church Advertising Inc.                        Delaware
              Checklot Service Center, Inc.                                   Delaware
              Eastbay, Inc.                                                   Wisconsin
              Frame Scene, Inc.                                               Delaware
              Herald Square Stationers, Inc.                                  Delaware
              Lamston 37-33/45 Seventy-Fourth  Street Corp.                   New York
              Lamston 69-73/5 Grand Avenue Corp.                              New York
              Lamston 1279 Third Avenue Corp.                                 New York
              Red Grille of Hawaii, Inc.                                      Delaware
              Red Grille of Louisiana, Inc.                                   Delaware
              Trade Center Realty, Inc.                                       Delaware
              Woolco Fashionwear Corp.                                        Delaware
              Woolco Inc.                                                     Delaware
              340 Supply Co.                                                  Pennsylvania
              Rosedale Accessory Lady, Inc.                                   Minnesota
                  Accessory Lady, Inc.                                        Texas
                  Atlanta Southlake Accessory Lady, Inc.                      Georgia
                  Beachwood Accessory Lady, Inc.                              Ohio
                  Brea Accessory Lady, Inc.                                   California
                  Bridgewater Commons Accessory Lady, Inc.                    New Jersey
                  Buckland Hills Accessory Lady, Inc.                         Connecticut
                  Cherry Hill Accessory Lady, Inc.                            New Jersey
                  Chesterfield Accessory Lady, Inc.                           Virginia
                  Chicago Accessory Lady, Inc.                                Illinois
                  Copley Place Accessory Lady, Inc.                           Massachusetts
                  Colonie Center Accessory Lady, Inc.                         New York
                  Crabtree Mall Accessory Lady, Inc.                          North Carolina
                  Dadeland Center Accessory Lady, Inc.                        Florida
                  Delamo Accessory Lady, Inc.                                 California
                  Fashion Valley Accessory Lady, Inc.                         California
                  Four Seasons Accessory Lady, Inc.                           North Carolina
                  Fox Valley Accessory Lady, Inc.                             Illinois
                  Garden State Accessory Lady, Inc.                           New Jersey

[WOOLWORTH CORPORATION -- (CONT.)]
         [F. W. WOOLWORTH CO. --  (CONT.)]
                  [ROSEDALE ACCESSORY LADY, INC. --  (CONT.)]
                  The Gardens Accessory Lady, Inc.                            Florida
                  Glendale Accessory Lady, Inc.                               California
                  Grand Avenue Accessory Lady, Inc.                           Wisconsin
                  Hanes Mall Accessory Lady, Inc.                             North Carolina
                  Hawthorne Center (IL.) Accessory Lady, Inc.                 Illinois
                  Lakeside Accessory Lady, Inc.                               Louisiana
                  Mainplace Accessory Lady, Inc.                              California
                  Mall Del Norte Accessory Lady, Inc.                         Texas
                  McAllen Accessory Lady, Inc.                                Texas
                  McLean Accessory Lady, Inc.                                 Virginia
                  Menlo Park Accessory Lady, Inc.                             New Jersey
                  Montclair Accessory Lady, Inc.                              California
                  Montgomery Accessory Lady, Inc.                             Maryland
                  Northbrook Accessory Lady, Inc.                             Illinois
                  North County Fair Accessory Lady, Inc.                      California
                  Northridge Accessory Lady, Inc.                             California
                  Oakbrook Center Accessory Lady, Inc.                        Illinois
                  The Oaks Accessory Lady, Inc.                               California
                  Orlando Accessory Lady, Inc.                                Florida
                  Paradise Valley Accessory Lady, Inc.                        Arizona
                  Palm Beach Mall Accessory Lady, Inc.                        Florida
                  Paramus Park Accessory Lady, Inc.                           New Jersey
                  The Parks Accessory Lady, Inc.                              Texas
                  Penn Square Accessory Lady, Inc.                            Oklahoma
                  Pentagon City Accessory Lady, Inc.                          Virginia
                  Raceway Accessory Lady, Inc.                                New Jersey
                  Randhurst Accessory Lady, Inc.                              Illinois
                  Regency Square Accessory Lady, Inc.                         Florida
                  Ridgedale Accessory Lady, Inc.                              Minnesota
                  Riverside Hackensack Accessory Lady, Inc.                   New Jersey
                  Roosevelt Field Accessory Lady, Inc.                        New York
                  Scottsdale Accessory Lady, Inc.                             Arizona
                  Southdale Accesory Lady, Inc.                               Minnesota
                  St. Louis Galleria Accessory Lady, Inc.                     Missouri
                  Stoneridge Accessory Lady, Inc.                             California
                  Stonestown Accessory Lady, Inc.                             California
                  Sunrise Boulevard (Fla.) Accessory Lady, Inc.               Florida
                  Sunvalley Accessory Lady, Inc.                              California
                  Towson Accessory Lady, Inc.                                 Maryland
                  Tri-County Accessory Lady, Inc.                             Ohio

[WOOLWORTH CORPORATION -- (CONT.)]
         [F. W. WOOLWORTH CO. --  (CONT.)]
                  [ROSEDALE ACCESSORY LADY, INC. --  (CONT.)]
                  Tysons Corner Accessory Lady, Inc.                          Virginia
                  Valley Fair Accessory Lady, Inc.                            California
                  Willowbrook Accessory Lady, Inc.                            New Jersey
                  Woodman Avenue Accessory Lady, Inc.                         California
         Kinney Shoe Corporation                                              New York
                  Armel, Inc.                                                 Florida
                       Armel Acquisition, Inc.                                Florida
                         Champs of Crossgates, Inc.                           Florida
                         Champs of Holyoke, Inc.                              Florida
                         Champs Sporting Goods of
                           Esplanade, Inc.                                    Florida
                         Champs Sporting Goods, Inc.                          Tennessee
                         Champs Sport Shops, Inc. of Maryville                Florida
                         Champs Sport Shops, Inc. of Cutler Ridge             Florida
                         Champs Sport Shops, Inc. of Broward                  Florida
                         Champs Sport Shops of Daytona, Inc.                  Florida
                         San Del of Jacksonville, Inc.                        Florida
                         Champs Sport Shops, Inc. of 163rd Street             Florida
                         San Del, Inc. of Atlanta                             Florida
                         Champs Four Seasons, Inc.                            North Carolina
                         Joe Chichelo, Inc.                                   Florida
                         Champs Sport Shops, Inc.                             Florida
                         Champs Sport Shops, Inc. of Aventura                 Florida
                         Champs Sporting Goods of N.C., Inc.                  North Carolina
                         Champs Sport Shops, Inc. of
                           Miami International                                Florida
                         Champs Sporting Goods, Inc.                          Louisiana
                         Champs Sport Shops, Inc. of Omni                     Florida
                         Champs Sport Shops, Inc. of Nashville                Florida
                         Champs Sport Shops, Inc. of Houston                  Florida
                         Champs Sport Shops, Inc. of Fort Lauderdale          Florida
                         Sneakers Inc. of Greensboro                          North Carolina
                         Sneakers Inc. of Knoxville                           Tennessee
                         Sneakers Inc. of Daytona Beach                       Florida
                         Champs of Maryland, Inc.                             Florida
                       Champs of Virginia, Inc.                               Florida
                       SneaKee Feet of Maryland, Inc.                         Florida
                       SneaKee Feet of Montgomery Village, Inc.               Florida
                       SneaKee Feet of North Carolina, Inc.                   Florida
                       Runner-Up of Orlando, Inc.                             Florida
                       SneaKee Feet of Tampa, Inc.                            Florida
                       SneaKee Feet of Washington Outlet Mall, Inc.           Florida
                       SneaKee Feet, Inc.                                     Florida

[Woolworth Corporation -- (Cont.)]
         [KINNEY SHOE CORPORATION  --  (CONT.)]
                  [ARMEL, INC.  --  (CONT.)]
                       Champs of Missouri, Inc.                               Missouri
                       Champs Sport Shops of Maryland, Inc.                   Maryland
                       Champs of Connecticut, Inc.                            Connecticut
                       Champs Sport Shops of Massachusetts, Inc.              Massachusetts
                       Champs of Georgia, Inc.                                Georgia
                       Champs of New Jersey, Inc.                             New Jersey
                       Champs of Oklahoma, Inc.                               Oklahoma
                       Champs of Tennessee, Inc.                              Tennessee
                  Menlo Trading Company                                       California
                       Athletic Shoe Factory, Inc.                            California
                  Simpson's Ferry Leasing Corp.                               Delaware
                  Janess Properties, Inc.                                     Delaware
                  Kinney Service Corporation                                  Delaware
                  Kinney Trading Corp.                                        New York
                  Robby's Sporting Goods, Inc.                                Florida
         Woolworth Realty Corporation                                         New York
         Woolworth World Trade Corp.                                          New York
                  Woolworth Holding S.A. de C.V.                              Mexico
                       Woolworth Mexicana, S.A. de C.V.                       Mexico
                       Foot Locker de Mexico, S.A. de C.V.                    Mexico
                       Distribuidora Foot Locker S.A. de C.V.                 Mexico
                  Woolworth Canada Inc.                                       Canada
                       142739 Canada Limited                                  Canada
                       Woolco Pharmacy (Saskatchewan) Ltd.                    Canada
                  Woolworth Overseas Corp.                                    Delaware
                  Kinney Shoes (Australia) Limited                            Australia
                       Colorado Adventure Clothing Pty. Ltd.                  Australia
                       Mathers Enterprises Limited                            Australia
                       Williams The Shoemen Pty. Ltd.                         Australia
                  Retail Company of Germany, Inc.                             Delaware
                       F. W. Woolworth Co. GmbH                               Germany
                          F. W. Woolworth Co. Ges. mbH                        Austria
                          Tappiser & Werner GmbH                              Germany
                          Krone Grundstucksgesellschaft mbH 3/                Germany
                                LIDOS Verwaltung GMBH & Co.
                                    Vermietungs KG 4/                         Germany
                                Meyer Der Schuh Beteiligungs-GmbH
                                    u. Co. KG 5/                              Germany
                                Christa Grundstucks-Vermietungsgesellschaft
                                    mbH & Co. Objekt Frankfurt KG 6/          Germany
                                Merkur Einkaufsgesellschaft KAUFRING-
                                    WOOLWORTH mbH 7/                          Germany

[WOOLWORTH CORPORATION  --  (CONT.)]
            [WOOLWORTH WORLD TRADE CORP.  (CONT.)]
                  [RETAIL COMPANY OF GERMANY, INC.  {CONT.}]
                       [F.W. WOOLWORTH CO. GMBH.  {CONT.}]
                              EMPTIO I Beteiligungsgesellschaft GbR 8/        Germany
                                     Kaufring AG 9/                           Germany
                       Meyer Der Schuh Beteiligungs-gesellschaft mbH          Germany


------------------------

2/ 1 million shares of Series A Convertible Preferred Stock, par value $.0001 per share pursuant to a Stock Acquisition Agreement dated May 30, 1996.

3/ 0.29% owned by Retail Company of Germany, Inc.; 99.71% owned by F. W. Woolworth Co. GmbH.

4/ Krone Grundstucksgesellschaft mbH acquired 99% of the shares as a limited partner in 1995.

5/ 99% of the capital is owned Krone Grundstucksgesellschaft mbH (limited partner) and 1% of the capital is owned by Meyer Der Schuh Beteiligungs-GmbH (unlimited partner).

6/ F. W. Woolworth Co. GmbH owns 99% of the capital of this subsidiary and 15% of the voting. rights.

7/       50% owned by F. W. Woolworth Co. GmbH; 50% owned by Kaufring AG.

8/       50% owned by F. W. Woolworth Co. GmbH; 50% owned by Commerzbank AG.

9/       25% of the capital is owned by EMPTIO I Beteiligungsgesellschaft GbR.